Supplement to the
Fidelity® Advisor Mid Cap Fund
Class A, Class T, Class B, and Class C
January 29, 2008
Prospectus

After the close of business on Monday, October 13, 2008, shares of the fund are available to new accounts. Accordingly, the first paragraph under the heading "Buying Shares" on page 14 is no longer applicable.

MC-08-01 October 8, 2008 1.756202.123

Supplement to the
Fidelity® Advisor Mid Cap Fund
Institutional Class
January 29, 2008
Prospectus

After the close of business on Monday, October 13, 2008, shares of the fund are available to new accounts. Accordingly, the first paragraph under the heading "Buying Shares" on page 13 is no longer applicable.

MCI-08-01 October 8, 2008 1.756201.117